POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints CHARLES E. BERGERON and THEODORE R. GWIN, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1999, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, this power of attorney has been signed by the following persons in the capacities indicated effective as of December 14, 1999.

        Name                        Title        Name                            Title
        ----                        -----        ----                            -----


/s/  W. Charles Armstrong           Director     /s/ Michael J. Paxton           Director
W. Charles Armstrong                             Michael J. Paxton


/s/ Andrew S. Goldstein             Director,    /s/ Roger L. Pringle            Director
Andrew S. Goldstein                    Vice      Roger L. Pringle
                                    President


/s/ Margaret H. Jordan              Director     /s/ G. Patrick Sheaffer         Director
Margaret H. Jordan                               G. Patrick Sheaffer


/s/ John W. Morgan                  Director     /s/ Robert J. Zollars           Director
John W. Morgan                                   Robert J. Zollars

